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                                                                    EXHIBIT 99.2


                          NOTICE OF GUARANTEED DELIVERY
                                  for tender of
                 Series A 12 1/4% Senior Secured Notes due 2006
                                       of
                          PENINSULA GAMING COMPANY, LLC
                                       and
                             PENINSULA GAMING CORP.

         As set forth in the Prospectus dated       , 1999 (the "Prospectus") of
Peninsula Gaming Company, LLC, a Delaware limited liability company, and its wholly-owned subsidiary Peninsula Gaming Corp., a Delaware corporation (collectively, the "Company"), and in the accompanying Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Company's exchange offer (the "Exchange Offer") to exchange all of its outstanding Series A 12 1/4% Senior Secured Notes due 2006 (the "Old Notes") if (i) certificates representing the Old Notes to be tendered for purchase and payment are not lost but are not immediately available, (ii) time will not permit the Letter of Transmittal, certificates representing such Old Notes or other required documents to reach Firstar Bank, N.A. (formerly Firstar Bank of Minnesota, N.A.) (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date or
(iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date (as defined below). This form may be delivered by an Eligible Institution by mail or hand delivery or transmitted, via telegram, telex or facsimile, to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedures to tender the Old Notes pursuant to the Exchange Offer, a properly completed and duly executed Letter of Transmittal, any other required documents and tendered Old Notes in proper form for transfer (or confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, within four business days after the Expiration Date. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.


THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
           , 1999 (THE "EXPIRATION DATE") UNLESS OTHERWISE EXTENDED. TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


                     TO: FIRSTAR BANK, N.A., EXCHANGE AGENT

                       BY MAIL, HAND OR OVERNIGHT COURIER:

                               Firstar Bank, N.A.
                              101 East Fifth Street
                            St. Paul, Minnesota 55101

                           BY FACSIMILE TRANSMISSION:
                                 (651) 229-6415

                              CONFIRM BY TELEPHONE:
                                 (651) 229-2600

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION VIA TELEGRAM, TELEX OR FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

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LADIES AND GENTLEMEN:

    The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus.

      The undersigned understands that tenders of Old Notes will be accepted only in authorized denominations. The undersigned understands that tenders of Old Notes pursuant to the Exchange Offer may not be withdrawn after 5:00 p.m., New York City time on the Expiration Date. Tenders of Old Notes may also be withdrawn if the Exchange Offer is terminated without any such Old Notes being purchased thereunder or as otherwise provided in the Prospectus.

      All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

Name(s) of Registered Holder(s):
                                 -----------------------------------------------
                                            (Please Print or Type)

Principal Amount of Old Notes Tendered:*      Certificate No(s). (if available):

$
 -------------------------------------        ---------------------------------
$
 -------------------------------------        ---------------------------------
$
 -------------------------------------        ---------------------------------

     * Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

      If Old Notes will be delivered by book-entry transfer to The Depository Trust Company ("DTC"), provide the DTC account number.

Depository Account Number:
                           ----------------------------

                                PLEASE SIGN HERE

      Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery.


 -------------------------------------        ---------------------------------

 -------------------------------------        ---------------------------------

Signature(s) of Holder(s) or Authorized
Signatory                                                     Date

Area Code and Telephone Number:
                               ------------------------------------






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      If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                                            Please print name(s) and address(es)

Name(s) of Holder(s)
                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

Title/Capacity:
                                     -------------------------------------------

Address(es):
                                     -------------------------------------------

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or a correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificate(s) representing the Old Notes being tendered by this Notice of Guaranteed Delivery in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility of DTC) with a properly completed and duly executed Letter of Transmittal and any other required documents, all within four (4) business days after the Expiration Date.

Name of Firm
             ------------------------        -----------------------------------
                                                    (Authorized Signature)

Address                                      Name
       ------------------------------             ------------------------------
                                                   Please Print or Type



                                             Title
-------------------------------------             ------------------------------
City, State                 Zip Code

                                             Dated
                                                   -----------------------------

Telephone Number
                 --------------------

      The institution that completes this form must communicate the guarantee to the Exchange Agent by the Expiration Date and must deliver the certificates representing any Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at DTC), the Letter of Transmittal and any other required documents to the Exchange Agent within the time period shown in this Notice of Guaranteed Delivery. Failure to do so could result in a financial loss to such institution.

NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.